UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2024

NETCAPITAL INC.

(Exact name of registrant as specified in charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

(782) 925-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC
Redeemable warrants exercisable for one share of Common Stock at an exercise price of $5.19	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on a Current Report on Form 8-K filed by Netcapital Inc. (the “Company”) on September 1, 2023, the Company received a notification from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that it was not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. Specifically, Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Therefore, in accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until February 28, 2024, to regain compliance with the Rule. Subsequently, on February 29, 2024, Nasdaq determined the Company was eligible for an additional 180 calendar days, or until August 26, 2024, to regain compliance with the Rule. Since then, Nasdaq has determined that as of July 22, 2024, the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days.1 Accordingly, the Company is subject to the provisions contemplated under Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”).

As a result, on July 23, 2024, Nasdaq delivered written notice to the Company under which it advised the Company that Nasdaq has determined to delist the Company’s securities from The Nasdaq Capital Market (the “Nasdaq Letter”).

The Company may appeal Nasdaq’s determination to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A hearing request will stay any further action pending final resolution of the Hearing Panel or any extension provided by the Panel.

The Company intends to appeal Nasdaq’s determination and will timely submit a plan to a hearing panel to regain compliance to the Nasdaq Listing Qualifications Department.

Notwithstanding the Company’s intention to request a hearing, there can be no assurance that the Panel will grant the Company any compliance period or that the Company will ultimately regain compliance with all applicable requirements for continued listing on The Nasdaq Capital Market. The Company is monitoring the closing bid price of its common stock and will consider options to regain compliance with Nasdaq’s minimum bid price requirement, including effectuating a reverse stock split. On July 24, 2024, the Company’s stockholders approved the implementation of a reverse stock split of the Company’s common stock at a ratio between 1-for-2 and 1-for-100, inclusive, with the ultimate ratio to be determined by the Company’s board of directors in its sole discretion. The Company intends to promptly effectuate a reverse split to regain compliance with Nasdaq Listing Rules related to minimum bid price for its common stock.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 24, 2024, the Company held a special meeting of shareholders, (the “Special Meeting”). At the Special Meeting, the Company’s shareholders approved (i) the grant of discretionary authority to the Company’s board of directors (the “Board”) to file articles of amendment to the Company’s articles of incorporation (the “Articles of Incorporation”) to effect a reverse split of the Company’s issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-100, without reducing the authorized number of shares of the Company’s common stock, with the exact ratio to be selected by the Board in its discretion and to be effected, if at all, in the sole discretion of the Board at any time following stockholder approval of the amendment to the our Articles of Incorporation and before July 24, 2025 without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”); and (ii) the authorization for the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”).

Shareholders of record at the close of business on June 4, 2024 (the “Record Date”) were entitled to notice of and one vote for each share of common stock held by such shareholder. On the Record Date, there were 34,904,680 shares of common stock issued and outstanding, of which 19,345,100 shares of common stock were represented at the Special Meeting, or approximately 55% of the total outstanding shares of common stock on the Record Date, which was sufficient to constitute a quorum pursuant to the Company’s Bylaws, and to transact business.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Reverse Stock Split Proposal

The grant of discretionary authority to the Company’s Board, to file articles of amendment to the Company’s Articles of Incorporation to effect a reverse split of the Company’s issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-100, without reducing the authorized number of shares of the Company’s common stock, with the exact ratio to be selected by the Board in its discretion and to be effected, if at all, in the sole discretion of the Board at any time following stockholder approval of the amendment to the Company’s Articles of Incorporation and before July 24, 2025 without further approval or authorization of the Company’s stockholders was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,218,029	4,085,866	41,205

Proposal No. 2 – Adjournment Proposal

The authorization for the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals was approved. The voting results were as follows

Votes For	Votes Against	Abstentions
15,876,839	3,417,464	50,796

Forward Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others, the failure to obtain stockholder approval for the Reverse Stock Split Proposal and the other risks, uncertainties and factors detailed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2023, filed with the Securities and Exchange Commission (“SEC”) on July 26, 2023, as amended by the Form 10-K/A filed with the SEC on March 5, 2024, its Quarterly Reports on Form 10-Q for the periods July 31, 2023 and October 31, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETCAPITAL INC.

	By:	/s/ Martin Kay
	Name:	Martin Kay
	Title:	Chief Executive Officer

Dated: July 24, 2024

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